UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2009

Date of reporting period: December 1, 2008 — November 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
High Yield
Advantage Fund

Annual report
11|30|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	21
Federal tax information	45
Shareholder meeting results	45
About the Trustees	46
Officers	50

Message from the Trustees

Dear Fellow Shareholder:

As we enter 2010, investors have many reasons to feel a sense of renewal. The stock market’s meteoric rise in the past several months has helped repair some of the damage that investors’ portfolios incurred during the downturn.

Looking forward to the new year, we believe optimism is still warranted. Tangible evidence of recovery has emerged across the real economy and in corporate profits. As economic activity and investor confidence continue to improve, financial markets should remain on their recent path of stabilization. Many of the deep issues that plagued markets in 2008 remain, however, and future prospects for the economy and markets are far from certain. Time-tested investment principles such as diversification, asset allocation, and a long-term perspective apply now more than ever.

We are pleased to report that many Putnam mutual funds have delivered very strong and competitive results over the past several months. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, at this past fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

January 13, 2010

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team —which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest rating that investment-grade bonds can receive from Moody’s Investors Service is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade

Aaa	Investment

Aa, A	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

Developments that have expanded opportunities for global investing

Over time, the fund has delivered income for investors. It invests in high-yield bonds, which generally offer higher income than other types of bonds in exchange for greater credit risk. See pages 9–10 for complete performance information. Past performance is not indicative of future results.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 11/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, began operations on 12/31/94, which post-dates the inception date of the fund’s class A shares.

“We saw an extraordinary reversal in conditions as
signs of economic stabilization began to emerge,
fundamentals began to improve, and bond
investors regained their appetite for risk.”

Paul Scanlon, Portfolio Manager, Putnam High Yield Advantage Fund

Credit qualities shown as a percentage of portfolio value as of 11/30/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager

Paul Scanlon

Paul, how did Putnam High Yield Advantage Fund perform
for its fiscal year, which ended November 30, 2009?

The fund benefited from a significant rally in the high-yield market and posted a very strong absolute return of 50.64% for class A shares for the period. While this was better than the 48.70% average for funds in its Lipper peer group, the fund did not outperform its benchmark, the JPMorgan Developed High Yield Index, which rose 61.86%.

Why did the high-yield market post such strong returns?

To understand the market’s strong performance in 2009, it is important to look at what happened in the previous year. In 2008, we saw a sharp decline in the high-yield market due to the deterioration of the U.S. economy and a downturn in corporate business fundamentals. In addition, market technicals — the supply-and-demand dynamics at work in the high-yield bond market — became very negative. Yield spreads on high-yield bonds reached all-time highs at the close of 2008 as investors demanded increasingly higher premiums for assuming any type of credit risk. Massive market dislocations and illiquidity hampered all asset classes, and defaults among high-yield bonds increased.

In 2009, we saw an extraordinary reversal in conditions as signs of economic stabilization began to emerge and fundamentals began to improve. Bond investors, concluding that the worst-case scenarios were unlikely to materialize, regained their appetite for risk. Yield spreads narrowed dramatically — this tightening was, in fact, one of the most dramatic moves I’ve seen in my career. These conditions led to very strong performance for high-yield bonds, with the more economically sensitive and riskier segments performing best.

Why did the fund underperform its benchmark during the period?

The fund had been defensively positioned going into the period, with a bias toward higher-quality bonds. While this helped through the market turmoil of 2008, it hurt performance relative to the benchmark when the market rallied dramatically and lower-quality and distressed segments performed best. In addition, the fund’s underweight position in the financials sector, which includes many “fallen angels,” hurt relative performance, as did an underweight position in

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

services — another economically sensitive area that performed well in the rally.

IN THE NEWS

It is an interest rate that looks as if it may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near a record low of 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. In December, Fed Chairman Ben Bernanke hinted that the central bank’s policy of keeping rates “exceptionally low” for an “extended period” would remain. Despite recent signs of improved economic activity, Chairman Bernanke noted that, “we still have some way to go before we can be assured that the recovery will be self-sustaining.”

Tell us about your investment strategy during the fiscal year.

At the sector level, we maintained overweight positions in cable/wireless, consumer products, energy, health care, and utilities. The fund had underweight positions in financials, forest products/containers, aerospace, chemicals, food/ tobacco, retail, and services. At the close of the period, we believed the upper-credit quality tiers of the high-yield market continued to offer the best value. The lowest tiers of the market — such as CCC-rated issues — have outperformed dramatically. And while opportunities still exist, we remain skeptical about the most distressed segments of the market.

What detracted from performance relative to the benchmark?

One detractor was the fund’s underweight position in real-estate finance company Residential Capital [ResCap], whose bonds performed strongly. We believed ResCap would continue to feel the negative effects of the struggling housing market. However, ResCap’s parent company, GMAC Financial Services, received a $5 billion capital infusion from the federal government in December 2008, making it much less likely that ResCap would default, and causing its bonds to rebound sharply. ResCap was no longer in the portfolio at the close of the period.

The fund’s underweight position in First Data Corporation, a credit-card processing firm, also dampened returns relative to the benchmark. Early in the period, investors were concerned about First Data’s capital structure, which was perceived as being over-levered following a 2007 leveraged buyout by Kohlberg Kravis Roberts. However, First Data

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUPON (%) AND MATURITY DATE	SECTOR/INDUSTRY

Freeport-McMoRan Copper & Gold, Inc. (1.1%)	8.375%, 2017	Basic materials/Metals
NRG Energy, Inc. (1.1%)	7.375%, 2016	Utilities and power/Power producers
HCA, Inc. (0.7%)	9.125%, 2014	Health care/Health care
Ford Motor Credit Co., LLC (0.6%)	9.875%, 2011	Consumer cyclicals/Automotive
Intelsat Bermuda, Ltd. (Bermuda) (0.6%)	11.25%, 2016	Communication services/Telecommunications
Energy Future Holdings Corp. (0.6%)	3.742%, 2014	Utilities and power/Electric utilities
Arch Western Finance, LLC (0.6%)	6.75%, 2013	Energy/Coal
CCH II, LLC (0.5%)	10.25%, 2010	Communication services/Cable television
First Data Corp. (0.5%)	0%, 2015	Technology/Technology services
SunGard Data Systems, Inc. (0.5%)	9.125%, 2013	Technology/Computers

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/09. Short-term holdings are excluded. Holdings will vary over time.

bonds performed well as the company generated strong cash flows and outperformed its peers during the period.

Which investments contributed to returns?

From a sector perspective, the fund’s overweight positions in consumer products, health care, and cable helped relative performance, as did our security selection in the energy sector.

The fund’s investment in cable TV and Internet provider Charter Communications helped fund performance versus the benchmark. The company restructured its debt during the period, and as part of the restructuring, Charter converted a portion of its outstanding bonds into equity shares. The bonds held by the fund were not converted, but the increased equity cushion in the firm’s capital structure caused the prices of its bonds to rise.

The fund’s overweight allocation to General Motors Acceptance Corp. [GMAC] also buoyed performance. As I mentioned, GMAC received a significant infusion of capital from the federal government, making default less likely and dramatically boosting the bond’s price. In addition, GMAC benefited from the stabilization of the U.S. economy and the success of “Cash for Clunkers,” the federal program that encouraged consumers to buy more fuel-efficient cars and trucks.

What is your outlook for the market and the fund?

I believe the economy has stabilized and the worst part of the economic contraction is likely behind us. Despite concerns around housing and labor, many corporations weathered 2009 relatively well as they cut costs aggressively and managed working capital effectively, as evidenced by strong second- and third-quarter earnings. Also, the two most important areas of concern in the economy — labor and housing — showed improvement in November, further supporting the recovery thesis.

Defaults are now at or near their peak and are predicted to decline to average levels in 2010. Although high-yield bond prices have rallied year-to-date, valuations still remain very attractive on a historical basis, especially in the highest-quality tier of the high-yield market. Market technicals — that is, issues of supply and demand — have improved markedly, as new issuance has resumed at the same time that additional funds have been flowing into the asset class.

Against this backdrop, we are seeing abundant security selection opportunities, and we believe the high-yield market offers attractive value, based on our default assumptions. We anticipate that we will maintain the fund’s overweight positions in cable, health care, metals, and utilities, and underweight positions in the chemical, financials, gaming, forest products, retail, and services sectors.

Thanks for your time and insights, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is a Managing Director and Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Rob Salvin.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.45%	7.26%	6.54%	6.54%	6.64%	6.64%	7.16%	7.01%	7.18%	7.62%

10 years	75.89	68.88	62.61	62.61	63.17	63.17	72.49	66.87	71.63	82.09
Annual average	5.81	5.38	4.98	4.98	5.02	5.02	5.60	5.25	5.55	6.18

5 years	32.49	27.12	27.72	25.92	27.52	27.52	31.02	26.71	31.10	33.94
Annual average	5.79	4.92	5.02	4.72	4.98	4.98	5.55	4.85	5.57	6.02

3 years	14.40	9.81	11.83	9.16	11.80	11.80	13.61	9.91	13.78	15.16
Annual average	4.59	3.17	3.80	2.96	3.79	3.79	4.35	3.20	4.40	4.82

1 year	50.64	44.57	49.61	44.61	49.80	48.80	50.52	45.49	50.32	50.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 11/30/99 to 11/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,261 and $16,317, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,687 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,163 and $18,209, respectively.

Comparative index returns For periods ended 11/30/09

	JPMorgan Developed High Yield Index	Lipper High Current Yield Funds category average*

Annual average (life of fund)	—†	6.75%

10 years	91.50%	61.31
Annual average	6.71	4.64

5 years	34.59	22.96
Annual average	6.12	4.06

3 years	17.06	8.32
Annual average	5.39	2.48

1 year	61.86	48.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/09, there were 458, 384, 334, 207, and 26 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, began operations on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 11/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.440		$0.407	$0.409	$0.428		$0.430	$0.452

Capital gains	—		—	—	—		—	—

Total	$0.440		$0.407	$0.409	$0.428		$0.430	$0.452

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/08	$4.05	$4.22	$3.99	$3.98	$4.05	$4.19	$4.05	$4.15

11/30/09	5.56	5.79	5.47	5.46	5.57	5.76	5.56	5.71

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.55%	7.25%	7.02%	7.03%	7.32%	7.08%	7.34%	7.57%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	6.90	6.43	6.44	N/A	6.79	6.94	7.44

Current 30-day SEC yield
(without expense limitation) [3]	N/A	6.83	6.36	6.37	N/A	6.65	6.87	7.37

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.54%	7.36%	6.64%	6.64%	6.74%	6.74%	7.26%	7.11%	7.29%	7.72%

10 years	77.60	70.59	64.27	64.27	64.81	64.81	74.17	68.53	73.83	84.05
Annual average	5.91	5.49	5.09	5.09	5.12	5.12	5.71	5.36	5.68	6.29

5 years	34.57	29.15	29.77	27.95	29.73	29.73	33.07	28.72	33.37	36.21
Annual average	6.12	5.25	5.35	5.05	5.34	5.34	5.88	5.18	5.93	6.38

3 years	16.26	11.59	13.88	11.15	13.80	13.80	15.45	11.69	15.81	17.17
Annual average	5.15	3.72	4.43	3.59	4.40	4.40	4.91	3.75	5.01	5.42

1 year	48.32	42.51	47.64	42.64	47.46	46.46	48.21	43.40	48.28	48.95

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 11/30/08 *	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses for the fiscal year
ended 11/30/08	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

Annualized expense ratio for the six-month period
ended 11/30/09 †	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/09. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from June 1, 2009, to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.14	$10.23	$10.23	$7.51	$7.50	$4.77

Ending value (after expenses)	$1,187.80	$1,182.30	$1,182.70	$1,186.10	$1,184.00	$1,188.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2009, use the following calculation method. To find the value of your investment on June 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.67	$9.45	$9.45	$6.93	$6.93	$4.41

Ending value (after expenses)	$1,019.45	$1,015.69	$1,015.69	$1,018.20	$1,018.20	$1,020.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 90th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	36th

Three-year period	19th

Five-year period	14th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 460, 389 and 335 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable

Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam High Yield Advantage Fund	0.582%	0.679%	(0.097)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2009, Putnam employees had approximately $310,000,000 and the Trustees had approximately $42,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the
accompanying Notes, preceded by the
Report of Independent Registered Public
Accounting Firm, constitute the fund’s
financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the “fund”), including the fund’s portfolio, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2009 , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 13, 2010

The fund’s portfolio 11/30/09

CORPORATE BONDS		Principal
AND NOTES (83.7%)*		amount	Value

Advertising and marketing services (0.1%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013		$720,000	$707,400

Vertis, Inc. company
guaranty sr. sec. notes Ser. A,
8 1/2s, 2012 ‡‡		592,285	349,448

			1,056,848
Automotive (3.0%)
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		665,000	721,525

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes zero %, 2015 ‡‡		1,685,400	1,727,535

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) F †		2,135,000	2

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		4,670,000	4,821,775

Ford Motor Credit Co., LLC
sr. notes 7 1/4s, 2011		3,660,000	3,653,493

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		2,790,000	2,866,725

Ford Motor Credit Corp. sr. unsec.
unsub. notes 7 1/2s, 2012		740,000	733,341

Navistar International Corp.
sr. notes 8 1/4s, 2021		1,890,000	1,859,287

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013		1,075,000	1,104,563

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	1,725,000	2,327,198

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$2,095,000	1,937,875

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014		145,000	137,206

TRW Automotive, Inc. 144A
sr. notes 8 7/8s, 2017		705,000	705,881

			22,596,406
Basic materials (8.3%)
Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		1,905,000	7,144

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default) †		1,090,000	4,088

Associated Materials, Inc. company
guaranty 9 3/4s, 2012		3,290,000	3,343,463

Associated Materials, LLC/Associated
Materials Finance, Inc. 144A
sr. sec. notes 9 7/8s, 2016		890,000	930,050

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.523s, 2012		1,675,000	1,637,313

Clondalkin Acquisition BV 144A
company guaranty sr. notes FRN
2.299s, 2013 (Netherlands)		1,700,000	1,500,250

Compass Minerals International, Inc.
144A sr. notes 8s, 2019		760,000	799,900

FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		1,440,000	1,569,600

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		7,835,000	8,442,213

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		1,335,000	1,445,138

CORPORATE BONDS		Principal
AND NOTES (83.7%)* cont.		amount	Value

Basic materials cont.
Graphic Packaging International, Inc.
company guaranty sr. unsec.
unsub. notes FRN 9 1/2s, 2017		$520,000	$548,600

HeidelbergCement AG company
guaranty sr. unsec. unsub. notes 8s,
2017 (Germany)	EUR	335,000	500,759

HeidelbergCement AG company
guaranty sr. unsec.
unsub. notes 7 1/2s, 2014 (Germany)	EUR	225,000	338,057

HeidelbergCement AG company
guaranty unsec. unsub. notes 8 1/2s,
2019 (Germany)	EUR	225,000	343,150

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		$875,000	840,000

Huntsman International, LLC company
guaranty sr. unsec.
sub. notes Ser. REGS, 6 7/8s, 2013	EUR	915,000	1,248,142

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$910,000	1,126,125

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †		540,000	432,000

Metals USA, Inc. sec. notes 11 1/8s, 2015		2,075,000	2,025,719

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014		1,605,000	1,532,775

Nalco Co. 144A sr. notes 8 1/4s, 2017		365,000	380,513

NewPage Corp. 144A sr. sec.
notes 11 3/8s, 2014		1,605,000	1,580,925

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡		653,235	181,273

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		2,031,000	1,508,018

Novelis, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2015		2,605,000	2,351,013

Novelis, Inc. 144A sr. unsec.
notes 11 1/2s, 2015		585,000	608,400

PE Paper Escrow GmbH sr. notes
Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	495,000	801,098

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$430,000	471,925

Rhodia SA sr. unsec. notes FRN
Ser. REGS, 3.492s, 2013 (France)	EUR	2,325,000	3,154,083

Rockwood Specialties Group, Inc.
company guaranty sr. unsec.
sub. notes 7 5/8s, 2014	EUR	470,000	708,053

Smurfit Capital Funding PLC company
guaranty sr. unsec.
unsub. notes 7 1/2s, 2025 (Ireland)		$70,000	60,638

Smurfit Kappa Acquisition 144A
company guaranty sr. notes 7 3/4s,
2019 (Ireland)	EUR	440,000	651,217

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$2,287,000	2,184,085

Smurfit-Stone Container Corp.
sr. notes unsec. unsub. notes 8 3/8s,
2012 (In default) †		1,960,000	1,543,500

Solutia, Inc. company
guaranty sr. unsec. notes 8 3/4s, 2017		510,000	531,675

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		310,000	309,225

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	$1,750,000	$1,697,500

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016	1,835,000	1,853,350

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)	1,265,000	1,476,888

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)	2,095,000	2,367,350

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)	975,000	1,095,656

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)	820,000	701,100

Terra Capital, Inc. 144A
sr. notes 7 3/4s, 2019	1,155,000	1,230,075

Tube City IMS Corp. company guaranty
sr. unsec. sub. notes 9 3/4s, 2015	1,530,000	1,430,550

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sec.
notes FRN Ser. B, 4.031s, 2014	860,000	645,000

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sub.
notes Ser. B, 9 1/8s, 2014	2,430,000	2,235,600

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014	1,745,000	1,902,050

		62,275,246
Broadcasting (1.9%)
Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016	855,000	545,063

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	835,000	772,375

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	830,000	423,300

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	1,315,000	1,416,913

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	1,840,000	1,890,600

DISH DBS Corp. 144A sr. notes
7 7/8s, 2019	2,150,000	2,166,125

Echostar DBS Corp. company
guaranty 7 1/8s, 2016	2,190,000	2,168,100

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	755,000	778,594

Umbrella Acquisition, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	2,105,000	1,678,738

Univision Communications, Inc. 144A
sr. sec. notes 12s, 2014	355,000	386,063

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	1,830,000	1,898,625

XM Satellite Radio, Inc. 144A
sr. notes 11 1/4s, 2013	370,000	390,350

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	395,000	1,975

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †	1,142,000	11,420

		14,528,241

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Building materials (1.2%)
Building Materials Corp. company
guaranty notes 7 3/4s, 2014	$2,650,000	$2,623,500

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	2,170,000	2,376,150

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 10s, 2013 (In default) †	1,320,000	1,353,000

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014 (In default) †	3,495,000	2,498,925

		8,851,575
Cable television (1.7%)
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	855,000	851,794

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	1,080,000	1,136,700

Cablevision Systems Corp. 144A
sr. notes 8 5/8s, 2017	1,620,000	1,660,500

CCH I Holdings, LLC company guaranty
sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †	25,000	250

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	290,000	361,050

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †	3,205,000	3,974,200

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec.
notes 8 3/4s, 2013 (In default) †	1,075,000	1,183,844

Cequel Communications Holdings I LLC/
Cequel Capital Corp.Capital
Corp. 144A sr. notes 8 5/8s, 2017	1,645,000	1,620,325

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	276,000	284,970

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	250,000	262,813

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	450,000	445,500

Mediacom LLC/Mediacom Capital Corp.
144A sr. notes 9 1/8s, 2019	955,000	969,325

		12,751,271
Capital goods (5.0%)
ACCO Brands Corp. 144A company
guaranty sr. sec. notes 10 5/8s, 2015	1,020,000	1,100,325

Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	1,085,000	1,071,438

Altra Holdings, Inc. 144A
sr. notes 8 1/8s, 2016	915,000	917,288

BBC Holding Corp. sr. notes 8 7/8s, 2014	2,740,000	2,500,250

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018	2,100,000	2,173,500

Berry Plastics Escrow Corp. 144A
sr. notes 8 1/4s, 2015	905,000	889,163

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016	431,000	364,734

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	2,460,000	2,518,425

General Cable Corp. company
guaranty sr. unsec. notes FRN
2.665s, 2015	2,260,000	1,983,150

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/2s, 2012	2,795,000	2,843,913

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	1,615,000	1,588,756

CORPORATE BONDS		Principal
AND NOTES (83.7%)* cont.		amount	Value

Capital goods cont.
L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		$725,000	$721,375

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 5 7/8s, 2015		575,000	563,500

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)		3,350,000	3,504,190

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		1,150,000	1,035,000

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	695,000	1,010,551

RBS Global, Inc./Rexnord Corp.
company guaranty sr. unsec.
unsub. notes 9 1/2s, 2014		$2,890,000	2,875,550

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12s, 2015		1,720,000	1,750,100

Spirit Aerosystems Inc. 144A company
guaranty sr. notes 7 1/2s, 2017		1,200,000	1,176,000

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		575,000	583,625

Titan International, Inc. company
guaranty sr. unsec. notes 8s, 2012		2,915,000	2,849,413

Transdigm, Inc. company guaranty
sr. unsec. sub. notes 7 3/4s, 2014		2,300,000	2,328,750

Triumph Group, Inc. 144A
sr. sub. notes 8s, 2017		895,000	895,000

			37,243,996
Coal (1.3%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		4,165,000	4,144,175

Cloud Peak Energy
Resources, LLC/Cloud Peak Energy
Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/2s, 2019		630,000	623,700

Cloud Peak Energy
Resources, LLC/Cloud Peak Energy
Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/4s, 2017		630,000	620,550

Massey Energy Co. company
guaranty sr. unsec. notes 6 7/8s, 2013		465,000	458,025

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		3,455,000	3,498,188

			9,344,638
Commercial and consumer services (1.0%)
Aramark Corp. company
guaranty 8 1/2s, 2015		2,295,000	2,300,738

Aramark Corp. company guaranty
sr. unsec. notes FRN 3.781s, 2015		315,000	280,350

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017		2,070,000	2,142,450

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,108,000	1,168,940

Travelport LLC company
guaranty 11 7/8s, 2016		390,000	390,000

Travelport LLC company
guaranty 9 7/8s, 2014		795,000	795,000

			7,077,478
Consumer (1.2%)
Jarden Corp. company guaranty
7 1/2s, 2017		3,185,000	3,153,150

Jarden Corp. sr. unsec. 8s, 2016		605,000	623,150

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Consumer cont.
Visant Corp. Company guaranty sr.
unsec. sub. notes company guaranty
7 5/8s, 2012	$2,040,000	$2,050,200

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	2,850,000	2,778,750

		8,605,250
Consumer staples (4.1%)
Archibald Candy Corp. company
guaranty 10s, 2010 (In default) F †	415,457	6,416

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	1,475,000	1,320,125

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	965,000	887,800

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,950,000	1,911,000

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	290,000	294,350

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	60,853	45,944

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	275,000	277,750

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	2,715,000	2,748,938

Dole Food Co. 144A sr. sec. notes 8s, 2016	815,000	823,150

Dole Food Co. 144A sr. unsec.
notes 13 7/8s, 2014	741,000	870,675

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	2,645,000	2,565,650

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	1,880,000	1,955,200

JBS USA LLC/JBS USA Finance, Inc.
144A sr. notes 11 5/8s, 2014	585,000	650,081

Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	655,000	676,517

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	2,013,000	2,038,163

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	840,000	849,450

Rite Aid Corp. company
guaranty 9 1/2s, 2017	1,885,000	1,550,413

Rite Aid Corp. sec. notes 7 1/2s, 2017	180,000	162,900

Rite Aid Corp. 144A
sr. notes 10 1/4s, 2019	515,000	524,013

RSC Equipment Rental, Inc. 144A
sr. sec. notes 10s, 2017	1,270,000	1,368,425

Smithfield Foods, Inc. sr. unsec.
notes 7s, 2011	410,000	402,825

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	2,325,000	2,435,438

Spectrum Brands, Inc. sr. unsec.
sub. bond zero %, 2019 ‡‡	698,173	663,264

Supervalu, Inc. sr. unsec. notes 8s, 2016	1,010,000	1,030,200

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	1,185,000	1,339,050

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	2,795,000	3,018,600

		30,416,337

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Energy (oil field) (1.5%)
Complete Production Services, Inc.
company guaranty 8s, 2016	$1,090,000	$1,068,200

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	3,610,000	3,655,125

Hercules Offshore, Inc. 144A
sr. notes 10 1/2s, 2017	790,000	797,900

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	955,000	891,731

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	2,220,000	2,167,275

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	881,231	891,267

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	1,890,000	1,946,700

		11,418,198
Entertainment (0.9%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	771,000	801,840

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	810,000	834,300

Hertz Corp. company guaranty
8 7/8s, 2014	2,310,000	2,321,550

Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	1,840,000	1,508,800

Universal City Development Partners,
Ltd. 144A sr. notes 8 7/8s, 2015	625,000	607,813

Universal City Development Partners,
Ltd. 144A sr. sub. notes 10 7/8s, 2016	415,000	416,038

		6,490,341
Financials (4.4%)
American General Finance Corp.
sr. unsec. notes Class MTN, 5 5/8s, 2011	1,645,000	1,436,560

American General Finance Corp.
sr. unsec. notes Ser. MTNH, 4 5/8s, 2010	1,630,000	1,613,969

American General Finance Corp.
sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	1,960,000	1,634,050

CB Richard Ellis Services, Inc.
company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	670,000	740,350

CIT Group, Inc. sr. unsec.
notes 7 5/8s, 2012 (In default) †	1,145,000	824,526

CIT Group, Inc. sr. unsec.
unsub. notes 5.65s, 2017 (In default) †	900,000	632,721

CIT Group, Inc. sr. unsec.
unsub. notes 5.2s, 2010 (In default) †	700,000	497,879

E*Trade Financial Corp. sr. unsec.
notes 7 3/8s, 2013	975,000	901,875

E*Trade Financial Corp. sr. unsec.
unsub. notes zero %, 2017 ‡‡	1,280,000	1,440,000

FelCor Lodging LP 144A sr. sec.
notes 10s, 2014 R	2,015,000	1,964,625

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010	400,000	399,676

GMAC, LLC sr. unsec.
unsub. notes 7 1/4s, 2011	1,870,000	1,825,883

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011	1,035,000	993,734

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2011	1,285,000	1,252,875

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7s, 2012	1,473,000	1,403,033

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Financials cont.
GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	$1,521,000	$1,441,148

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	655,000	630,438

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,553,000	1,389,935

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	1,013,000	958,551

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 6s, 2011	2,475,000	2,329,594

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.561s, 2014	156,000	120,900

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	555,000	505,050

iStar Financial, Inc. sr. unsec.
unsub. notes 8 5/8s, 2013 R	675,000	418,500

iStar Financial, Inc. sr. unsec.
unsub. notes 5.65s, 2011 R	885,000	619,500

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	430,000	234,350

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	510,000	516,375

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	1,770,000	1,661,588

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	1,195,000	1,051,600

Reynolds Group DL Escrow, Inc./
Reynolds Group Escrow, LLC 144A
sr. sec. notes 7 3/4s, 2016	1,485,000	1,499,850

SLM Corp. sr. unsec.
unsub. notes Ser. MTNA, 5s, 2013	1,750,000	1,520,839

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.148s, 2014	330,000	262,350

		32,722,324
Gaming and lottery (2.7%)
American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014	1,460,000	1,197,200

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	1,250,000	1,018,750

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	1,020,000	892,500

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144,
10s, 2018	2,712,000	2,061,120

Harrah’s Operating Co., Inc. 144A
sr. sec. notes 11 1/4s, 2017	1,395,000	1,426,388

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec.
notes 11 1/4s, 2017	1,385,000	1,412,700

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	14,000	12,180

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s,
2015 (In default) †	1,995,000	478,800

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013	345,000	283,331

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Gaming and lottery cont.
MGM Mirage, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	$830,000	$630,800

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	260,000	277,550

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	1,515,000	1,405,163

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	290,000	290,725

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	385,000	383,075

Pinnacle Entertainment, Inc. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2015	1,250,000	1,112,500

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	2,357,000	2,357,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	410,000	407,950

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	1,600,000	336,000

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015 (In default) †	3,905,000	273,350

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	1,155,000	1,105,913

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016	2,590,000	2,693,600

		20,056,595
Health care (7.8%)
Alliance Healthcare Services, Inc.
sr. unsec. sub. notes 7 1/4s, 2012	495,000	495,619

Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017	1,985,000	2,099,138

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	1,475,000	1,504,500

DaVita, Inc. company guaranty
6 5/8s, 2013	2,305,000	2,287,713

Elan Finance PLC/Elan Finance Corp.
144A company guaranty sr. notes
8 3/4s, 2016 (Ireland)	2,070,000	1,958,738

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	835,000	914,325

HCA, Inc. company guaranty
9 5/8s, 2016 ‡‡	2,163,000	2,306,299

HCA, Inc. sr. sec. notes 9 1/4s, 2016	2,735,000	2,892,263

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,235,000	5,470,575

HCA, Inc. 144A sr. sec. notes
9 7/8s, 2017	515,000	556,200

HCA, Inc. 144A sr. sec. notes
8 1/2s, 2019	1,600,000	1,688,000

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,765,000	1,619,388

Healthsouth Corp. company
guaranty sr. unsec. notes FRN
7.218s, 2014	825,000	847,688

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	660,000	671,550

Omnicare, Inc. company
guaranty 6 3/4s, 2013	185,000	178,988

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	514,000	498,580

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	2,195,000	2,118,175

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Health care cont.
Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	$505,000	$484,800

Select Medical Corp. company
guaranty 7 5/8s, 2015	3,065,000	2,934,738

Service Corporation International
debs. 7 7/8s, 2013	1,185,000	1,149,450

Service Corporation International
sr. notes 7s, 2017	205,000	197,825

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	2,005,000	1,924,800

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	2,790,000	2,713,275

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	1,575,000	1,582,875

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	2,220,000	1,931,400

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	1,352,081	1,176,310

Talecris Biotherapeutics
Holdings Corp. 144A sr. unsec.
notes 7 3/4s, 2016	2,390,000	2,401,950

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	560,000	623,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	2,955,000	3,124,913

United Surgical Partners
International, Inc. company
guaranty sr. unsec.
sub. notes 8 7/8s, 2017	655,000	668,100

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	1,400,000	1,260,000

US Oncology, Inc. company
guaranty sr. unsec.
sub. notes 10 3/4s, 2014	855,000	893,475

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	3,436,000	3,539,080

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	3,150,000	3,303,563

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	690,000	681,375

		58,698,668
Homebuilding (1.5%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 3/8s, 2012	2,420,000	2,250,600

K. Hovnanian Enterprises, Inc. 144A
sr. notes 10 5/8s, 2016	1,445,000	1,473,900

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	1,490,000	1,355,900

Meritage Homes Corp. sr. notes 7s, 2014	245,000	232,750

Realogy Corp. company
guaranty sr. notes zero %, 2014 ‡‡	410,000	311,600

Realogy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	4,050,000	3,260,250

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015	925,000	816,313

Standard Pacific Corp. company
guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	505,000	445,663

Standard Pacific Escrow, LLC 144A
sr. notes 10 3/4s, 2016	1,105,000	1,093,950

		11,240,926

CORPORATE BONDS		Principal
AND NOTES (83.7%)* cont.		amount	Value

Household furniture and appliances (0.3%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014		$945,000	$930,825

Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016		1,400,000	1,540,000

			2,470,825
Lodging/Tourism (0.5%)
Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R		450,000	426,375

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		2,445,000	2,475,563

Seminole Hard Rock
Entertainment, Inc. 144A
sr. notes FRN 2.799s, 2014		1,100,000	902,000

			3,803,938
Media (2.1%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015		1,185,000	1,232,400

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		1,195,000	1,218,900

Affinity Group, Inc.
sr. sub. notes 9s, 2012		1,765,000	1,235,500

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 10s, 2017		535,000	585,825

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 6 1/4s, 2014		700,000	658,000

Liberty Media, LLC sr. notes 5.7s, 2013		1,610,000	1,515,413

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014		2,065,000	2,132,113

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		2,060,000	1,802,500

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		930,000	955,575

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		410,000	410,000

Virgin Media Finance PLC company
guaranty sr. notes 8 3/8s, 2019
(United Kingdom)		505,000	503,738

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)		705,000	740,250

Virgin Media Finance PLC company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2016
(United Kingdom)	EUR	240,000	382,245

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		$740,000	704,850

WMG Acquisition Corp. 144A sr. sec.
notes 9 1/2s, 2016		1,320,000	1,419,000

WMG Holdings Corp. company
guaranty sr. unsec.
notes stepped-coupon zero % (9 1/2s,
12/15/09), 2014 ††		380,000	379,525

			15,875,834
Oil and gas (8.7%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015		444,000	395,160

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		1,310,000	1,159,350

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017		220,000	204,050

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		400,000	419,000

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Oil and gas cont.
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	$3,815,000	$3,853,150

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	3,000,000	2,235,000

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	1,545,000	1,552,725

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	2,015,000	2,015,000

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	2,360,000	2,041,400

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)	1,410,000	1,536,900

Denbury Resources, Inc. company
guaranty 7 1/2s, 2013	179,000	179,000

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	330,000	348,975

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	2,045,000	2,029,663

Encore Acquisition Co. company
guaranty sr. unsec. sub. bond
7 1/4s, 2017	510,000	510,000

Encore Acquisition Co.
sr. sub. notes 6s, 2015	2,295,000	2,289,263

Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012	250,000	250,625

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	2,890,000	2,774,400

Ferrellgas Partners LP sr. unsec.
notes Ser. UNRE, 6 3/4s, 2014	505,000	484,800

Forest Oil Corp. sr. notes 8s, 2011	3,105,000	3,190,388

Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	1,225,000	1,179,063

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	300,000	293,250

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	360,000	359,100

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	3,230,000	3,205,775

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	1,360,000	1,088,000

OPTI Canada, Inc. company guaranty
sr. sec. notes 7 7/8s, 2014 (Canada)	2,915,000	2,317,425

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	70,000	69,825

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	3,350,000	3,475,625

PetroHawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	455,000	492,538

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,770,000	1,787,700

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	365,000	361,350

Plains Exploration & Production Co.
company guaranty 7s, 2017	3,065,000	2,911,750

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	480,000	433,200

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	565,000	562,175

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	1,120,000	1,244,600

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Oil and gas cont.
Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	$420,000	$423,150

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,300,000	1,909,000

Sabine Pass LNG LP sr. sec.
notes 7 1/4s, 2013	550,000	488,125

SandRidge Energy, Inc. company guaranty
sr. unsec. unsub. FRN 3.915s, 2014	675,000	570,883

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	3,285,000	3,096,113

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	3,625,000	3,552,500

Whiting Petroleum Corp. company
guaranty 7s, 2014	2,030,000	2,030,000

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	2,430,000	2,631,080

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	730,000	814,579

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	1,395,000	1,537,139

Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	700,000	716,138

		65,018,932
Publishing (0.3%)
American Media, Inc. sr. unsec. sub.
notes company guaranty 8 7/8s, 2011 F	85,000	44,073

American Media, Inc. 144A company
guaranty sr. unsec.
sub. notes 8 7/8s, 2011 F	11,090	5,750

Belo Corp. sr. unsec.
unsub. notes 8s, 2016	405,000	408,038

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	1,110,000	1,107,225

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	410,000	395,650

		1,960,736
Regional Bells (1.2%)
Cincinnati Bell, Inc. company
guaranty 7s, 2015	1,005,000	967,313

Frontier Communications Corp.
sr. unsec. notes 8 1/4s, 2014	750,000	770,625

Frontier Communications Corp.
sr. unsec. notes 8 1/8s, 2018	1,890,000	1,894,725

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	3,555,000	3,772,744

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	1,135,000	998,800

Qwest Corp. 144A sr. unsec.
notes 8 3/8s, 2016	400,000	418,000

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	200,000	206,000

		9,028,207
Retail (2.6%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	1,580,000	1,422,000

Burlington Coat Factory Warehouse Corp.
company guaranty sr. unsec. notes
11 1/8s, 2014	2,008,000	2,078,280

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	828,000	902,520

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Retail cont.
Federated Retail Holdings, Inc.
company guaranty sr. unsec.
notes 5.9s, 2016	$1,455,000	$1,371,338

Harry & David Operations Corp.
company guaranty sr. unsec.
notes 9s, 2013	1,355,000	962,050

Harry & David Operations Corp.
company guaranty sr. unsec.
notes FRN 5.256s, 2012	385,000	268,538

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,490,000	1,482,550

Michaels Stores, Inc. company
guaranty 10s, 2014	1,140,000	1,162,800

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	3,101,144	2,798,782

Neiman-Marcus Group, Inc. company
guaranty sr. unsec.
sub. notes 10 3/8s, 2015	820,000	740,050

Toys R Us Property Co., LLC 144A
company guaranty sr. unsec.
notes 10 3/4s, 2017	2,695,000	2,876,913

Toys R Us Property Co., LLC 144A
sr. notes 8 1/2s, 2017	1,420,000	1,412,900

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,690,000	1,635,075

		19,113,796
Technology (4.8%)
Advanced Micro Devices, Inc. 144A
sr. unsec. notes 8 1/8s, 2017	1,130,000	1,066,438

Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	560,000	557,200

Avago Technologies Finance company
guaranty sr. unsec. notes FRN
5.861s, 2013 (Singapore)	7,000	7,004

Avago Technologies Finance company
guaranty sr. unsec.
sub. notes 11 7/8s, 2015 (Singapore)	390,000	427,050

Ceridian Corp. company
guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	956,350	898,969

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	2,040,000	1,948,200

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	570,000	578,550

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	2,790,000	2,483,100

First Data Corp. company guaranty
sr. unsec. unsub. notes 10.55s, 2015 ‡‡	4,742,638	3,960,103

First Data Corp. company guaranty
sr. unsec. sub. notes 11 1/4s, 2016	1,960,000	1,617,000

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	1,720,000	1,393,200

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	1,845,000	1,568,250

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016	2,052,000	1,441,530

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	155,000	160,619

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	1,095,000	1,100,475

Iron Mountain, Inc.
sr. sub. notes 8 3/8s, 2021	980,000	1,002,050

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Technology cont.
Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	$210,000	$161,700

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †	1,235,000	1,544

NXP BV/NXP Funding, LLC sec. notes
Ser. EXCH, 7 7/8s, 2014 (Netherlands)	2,190,000	1,861,500

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013	125,000	121,875

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016	1,040,000	1,011,400

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	760,000	830,300

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	2,347,000	2,405,675

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	3,884,000	3,942,260

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	1,235,000	1,201,038

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	485,000	475,300

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	2,630,000	2,952,175

Xerox Capital Trust I company
guaranty 8s, 2027	965,000	945,700

		36,120,205
Telecommunications (7.0%)
CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017	590,000	623,925

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013	845,000	870,350

Centennial Communications Corp.
sr. unsec. notes FRN 6.04s, 2013	500,000	498,750

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	2,105,000	2,076,056

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015 ▲	1,570,000	1,558,225

Digicel Group, Ltd. 144A
sr. notes 8 1/4s, 2017 (Jamaica)	1,515,000	1,480,913

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	1,665,000	1,615,050

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)	180,000	191,700

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)	2,416,000	2,500,560

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)	1,245,000	1,257,450

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	4,295,000	4,611,756

Intelsat Bermuda, Ltd. 144A company
guaranty sr. unsec. notes 11 1/4s,
2017 (Bermuda)	1,400,000	1,386,000

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Telecommunications cont.
Intelsat Intermediate Holding Co.,
Ltd. company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††	$690,000	$693,450

Intelsat Intermediate Holding Co.,
Ltd. company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††	2,165,000	2,175,825

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 7/8s, 2015 (Bermuda)	960,000	974,400

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 1/2s, 2013 (Bermuda)	1,645,000	1,651,169

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	2,520,000	2,223,900

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	265,000	221,938

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s,
2014	3,800,000	3,809,500

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015	2,805,000	2,594,625

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	705,000	747,300

Nordic Telephone Co. Holdings ApS
144A sr. sec. bond 8 7/8s, 2016 (Denmark)	455,000	477,750

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2015	800,000	745,000

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019	1,180,000	1,227,200

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016	1,365,000	1,405,950

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	3,560,000	2,670,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	830,000	809,250

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	735,000	633,938

West Corp. company guaranty 9 1/2s, 2014	2,320,000	2,262,000

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)	1,990,000	2,208,900

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands) EUR	200,000	331,279

Windstream Corp. company
guaranty 8 5/8s, 2016	$3,900,000	3,929,250

Windstream Corp. company
guaranty 8 1/8s, 2013	2,160,000	2,208,600

		52,671,959
Telephone (0.7%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	1,930,000	1,857,625

Cricket Communications, Inc. 144A
sr. sec. notes 7 3/4s, 2016	1,295,000	1,278,813

GIC, Inc. 144A sr. notes 8 5/8s, 2019	405,000	405,000

iPCS, Inc. company
guaranty sr. notes FRN 2.406s, 2013	435,000	383,888

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	140,000	138,600

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	805,000	827,138

		4,891,064

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Textiles (0.7%)
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.593s, 2014	$3,240,000	$2,924,100

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	1,135,000	1,171,888

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,340,000	1,403,650

		5,499,638
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	605,000	618,613

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	2,515,000	2,703,625

		3,322,238
Transportation (0.5%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,455,000	1,407,713

RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	1,079,000	1,127,555

Trico Shipping AS 144A
sr. notes 11 7/8s, 2014 (Norway)	1,015,000	1,028,956

		3,564,224
Utilities and power (6.3%)
AES Corp. (The) sr. unsec. notes 8s, 2020	520,000	514,800

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	1,935,000	1,930,163

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	2,102,000	2,144,040

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	1,325,000	1,497,920

Calpine Corp. 144A sr. sec.
notes 7 1/4s, 2017	2,467,000	2,306,645

CMS Energy Corp. sr. notes 8 1/2s, 2011	490,000	510,905

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	1,430,000	1,475,054

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	555,000	509,213

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	2,180,000	2,054,650

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	755,000	615,325

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	175,000	159,250

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	1,035,000	750,375

Edison Mission Energy sr. unsec.
notes 7s, 2017	45,000	32,850

El Paso Corp. sr. notes Ser. GMTN,
7.8s, 2031	705,000	660,056

El Paso Corp. sr. unsec. notes 12s, 2013	420,000	480,900

El Paso Corp. sr. unsec. notes 7s, 2017	750,000	735,000

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	914,008

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	452,000	438,440

Energy Future Intermediate Holdings
Co., LLC sr. notes Ser. *, 9 3/4s, 2019	553,000	529,498

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	3,720,000	3,599,100

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	805,000	833,175

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	230,000	229,425

CORPORATE BONDS	Principal
AND NOTES (83.7%)* cont.	amount	Value

Utilities and power cont.
Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	$2,645,000	$2,697,900

Mirant North America, LLC company
guaranty 7 3/8s, 2013	2,960,000	2,915,600

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	495,000	598,749

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	935,000	932,663

NRG Energy, Inc. sr. notes 7 3/8s, 2016	8,120,000	8,079,400

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	2,025,000	2,080,688

Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	485,000	517,258

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	2,260,000	2,336,275

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	680,000	715,117

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7s, 2012	1,165,000	1,261,171

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	305,000	327,288

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	1,430,000	1,758,952

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	68,000	71,355

		47,213,208

Total corporate bonds and notes (cost $620,361,775)		$625,929,142

SENIOR LOANS (7.4%)* [c]	Principal amount	Value

Automotive (0.4%)
Allison Transmission, Inc. bank term
loan FRN Ser. B, 3.014s, 2014	$2,370,476	$2,074,166

TRW Automotive, Inc. bank term loan
FRN Ser. B, 6 1/4s, 2014	909,257	906,230

		2,980,396
Basic materials (0.1%)
Lyondell Chemical Co. bank term loan
FRN 13s, 2009 U	250,000	258,438

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014	425,647	428,839

		687,277
Broadcasting (0.3%)
Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.673s, 2016	1,050,000	790,125

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.533s, 2014	1,850,000	1,514,688

		2,304,813
Capital goods (0.4%)
Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN 2.383s, 2014	28,680	21,410

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.256s, 2014	562,898	420,203

Hexcel Corp. bank term loan FRN
6 1/2s, 2014	262,500	263,156

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.813s, 2013	1,523,816	1,460,958

SENIOR LOANS (7.4%)* [c] cont.	Principal amount	Value

Capital goods cont.
Sensata Technologies BV bank term
loan FRN 2.031s, 2013 (Netherlands)	$108,884	$96,226

Sequa Corp. bank term loan FRN
3.881s, 2014	579,632	500,657

Wesco Aircraft Hardware Corp. bank
term loan FRN 2 1/2s, 2013	335,000	314,691

		3,077,301
Communication services (0.6%)
Cebridge Connections, Inc. bank term
loan FRN 4.757s, 2014	615,000	585,788

Charter Communications, Inc. bank
term loan FRN 6 3/4s, 2014	1,275,000	1,115,625

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	881,757	682,259

Skype Technologies SA bank term loan
FRN Ser. B, 9s, 2014 (Luxembourg)	1,480,000	1,492,580

Towerco, LLC bank term loan FRN 6s, 2014	435,000	435,544

		4,311,796
Consumer cyclicals (2.3%)
Building Materials Holdings Corp.
bank term loan FRN 3s, 2014	1,164,157	1,052,980

CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	1,829,787	1,738,298

Chester Down & Marina, LLC bank term
loan FRN 12 3/8s, 2016	1,025,000	1,022,438

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7s, 2014	376,659	338,051

Federal Mogul Corp. bank term loan
FRN Ser. B, 2.178s, 2014	1,258,108	947,355

Federal Mogul Corp. bank term loan
FRN Ser. C, 2.178s, 2015	641,892	483,345

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	822,935	281,268

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.241s, 2014	307,065	104,951

Golden Nugget, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	238,040	161,272

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 2.26s, 2014	135,511	91,809

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2011	1,553,100	1,551,806

Neiman Marcus Group, Inc. (The) bank
term loan FRN Ser. B, 2.291s, 2013	560,664	476,876

QVC, Inc. bank term loan FRN 5.737s, 2014	193,782	193,540

Reynolds Consumer Products, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2015	900,000	897,750

Six Flags Theme Parks bank term loan
FRN 2 1/2s, 2015	2,822,348	2,700,987

Thomas Learning bank term loan FRN
Ser. B, 2.74s, 2014	3,030,847	2,582,282

Travelport, LLC. bank term loan FRN
Ser. C, 7.783s, 2013	279,300	279,533

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	3,524,169	1,809,072

United Components, Inc. bank term
loan FRN Ser. D, 2 1/4s, 2012	194,222	177,713

Visteon Corp. bank term loan FRN
Ser. B, 5 1/4s, 2013	675,000	628,875

		17,520,201

SENIOR LOANS (7.4%)* [c] cont.	Principal amount	Value

Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan
FRN 3.033s, 2014	$855,623	$666,317

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 2.994s, 2014	1,352,495	1,225,360

Revlon Consumer Products bank term
loan FRN Ser. B, 4.294s, 2012	795,000	763,200

Rite-Aid Corp. bank term loan FRN
9 1/2s, 2015	1,130,000	1,162,016

Rite-Aid Corp. bank term loan FRN
Ser. B, 1.997s, 2014	118,200	101,209

		3,918,102
Entertainment (0.3%)
Universal City Development Partners,
Ltd. bank term loan FRN Ser. B, 6 1/2s, 2014	1,880,000	1,870,013

		1,870,013
Financials (0.2%)
CB Richard Ellis Services, Inc. bank
term loan FRN Ser. B, 6s, 2013	668,047	640,908

HUB International Holdings, Inc. bank
term loan FRN 6 3/4s, 2014	810,000	796,838

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 3.281s, 2014	414,735	346,174

		1,783,920
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B, 9 1/2s, 2016	495,000	479,036

		479,036
Health care (0.7%)
Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.61s, 2014	1,562,515	1,427,748

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.493s, 2014	81,539	74,506

Healthsouth Corp. bank term loan FRN
4.05s, 2014	656,392	618,375

Healthsouth Corp. bank term loan FRN
Ser. B, 2.55s, 2013	797,518	741,692

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.531s, 2014	2,525,072	2,232,586

Select Medical Corp. bank term loan
FRN Ser. B, 2.267s, 2012	235,002	222,665

		5,317,572
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN
0.166s, 2013	129,233	109,579

Realogy Corp. bank term loan FRN
Ser. B, 3.287s, 2013	480,009	407,008

		516,587
Media (—%)
Nielsen Finance LLC/Nielsen Finance Co.
bank term loan FRN Ser. B, 3.992s, 2016	177,152	161,909

Nielsen Finance LLC/Nielsen Finance Co.
bank term loan FRN Ser. TA, 2.242s, 2013	85,054	76,427

		238,336
Oil and gas (—%)
Targa Resources, Inc. bank term loan
FRN 2.243s, 2012	50,117	48,524

Targa Resources, Inc. bank term loan
FRN Ser. C, 0.158s, 2012	38,221	37,006

		85,530
Retail (0.3%)
Burlington Coat Factory Warehouse Corp.
bank term loan FRN Ser. B, 3.815s, 2013	574,647	510,143

Dollar General Corp. bank term loan
FRN Ser. B1, 3.011s, 2013	1,271,813	1,191,052

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.544s, 2013	770,151	662,651

		2,363,846

SENIOR LOANS (7.4%)* [c] cont.	Principal amount	Value

Technology cont.
Compucom Systems, Inc. bank
term loan FRN 3 3/4s, 2014	$592,654	$557,095

		557,095
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	265,000	280,900

		280,900
Utilities and power (0.9%)
Calpine Corp. bank term loan FRN
Ser. B, 3.165s, 2014	451,633	411,664

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 3.742s, 2014	5,573,205	4,151,341

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 3.742s, 2014	3,243,800	2,395,906

		6,958,911

Total senior loans (cost $58,674,388)		$55,251,632

CONVERTIBLE BONDS	Principal
AND NOTES (3.2%)*	amount	Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$822,000	$653,490

Advanced Micro Devices, Inc.
cv. sr. unsec. notes 6s, 2015	1,265,000	1,110,038

Advanced Micro Devices, Inc.
cv. sr. unsec. notes 5 3/4s, 2012	995,000	973,856

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	1,175,000	1,092,750

Alliant Techsystems, Inc. cv. company
guaranty sr. sub. notes 3s, 2024	1,260,000	1,549,800

ArcelorMittal cv. sr. unsec. unsub. notes
5s, 2014 (Luxembourg)	620,000	925,350

Digital Realty Trust LP 144A cv. sr.
unsec. notes 5 1/2s, 2029 R	865,000	1,114,215

Ford Motor Co. cv. sr. unsec.
notes 4 1/4s, 2016	980,000	1,117,200

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	855,000	789,806

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	770,000	689,150

Global Crossing, Ltd. cv. sr. unsec.
notes 5s, 2011	710,000	674,379

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	845,000	1,035,970

Jazz Technologies, Inc. cv. company
guaranty sr. unsec. unsub. notes 8s, 2011	20,000	15,900

Leap Wireless International, Inc. cv.
sr. unsec. notes 4 1/2s, 2014	795,000	624,075

CONVERTIBLE BONDS	Principal
AND NOTES (3.2%)* cont.	amount	Value

Level 3 Communications, Inc. cv.
sr. unsec. unsub. notes 3 1/2s, 2012	$1,000,000	$845,000

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	3,212,000	2,649,900

Maxtor Corp. cv. company guaranty
sr. unsec. unsub. deb. 2 3/8s, 2012	1,220,000	1,299,300

NII Holdings, Inc. cv. sr. unsec.
notes 3 1/8s, 2012	175,000	158,156

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	288,000	260,280

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	2,155,000	1,802,119

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	999,000	890,359

Sirius Satellite Radio, Inc. cv.
sr. unsec. notes 3 1/4s, 2011	1,147,000	1,003,625

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014	510,000	617,100

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	1,310,000	990,688

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	970,000	1,127,625

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	353,000	268,280

Total convertible bonds and notes (cost $20,510,320)		$24,278,411

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95,
2.319s, 2013 (Cayman Islands) F g	$3,901,050	$1,343,389
limited recourse sec. notes Ser. 97,
1.105s, 2013 (Cayman Islands) F g	6,684,836	1,766,902

Total asset-backed securities (cost $2,040,547)		$3,110,291

FOREIGN GOVERNMENT BONDS
AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB
0.578s, 2013	$2,000,000	$850,000

Total foreign government bonds and
notes (cost $770,000)		$850,000

MORTGAGE-BACKED SECURITIES (—%)*	Principal amount	Value

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	$1,000,000	$65,000
Ser. 04-1A, Class K, 5.45s, 2040	365,000	20,075
Ser. 04-1A, Class L, 5.45s, 2040	165,000	7,425

Total mortgage-backed securities (cost $1,247,229)		$92,500

SHORT-TERM INVESTMENTS (3.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	24,917,709	$24,917,709

U.S. Treasury Bills for an effective yield of 0.70%, December 17, 2009 ##	$250,000	249,923

Total short-term investments (cost $25,167,632)		$25,167,632

TOTAL INVESTMENTS

Total investments (cost $728,771,891)		$734,679,608

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNH	Medium Term Notes Class H
MTNI	Medium Term Notes Class I

* Percentages indicated are based on net assets of $748,116,101.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at November 30, 2009.

▲ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at November 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At November 30, 2009, liquid assets totaling $3,551,893 have been segregated to cover certain derivative contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at November 30, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/09

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$10,738,334	$10,583,733	12/17/09	$(154,601)

Total				$(154,601)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/09
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%, 11/15/11	Ba2	$—	$400,000	9/20/12	350 bp	$12,585

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—	255,000	6/20/12	230 bp	(60,000)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—	255,000	6/20/13	595 bp	(5,999)

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	—	405,000	9/20/12	330 bp	10,420

Nalco Co., 7.75%, 11/15/11	Ba2	—	530,000	3/20/13	460 bp	34,027

Total						$(8,967)

*Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2009.

In September 2006, ASC 820 was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$3,110,291

Convertible bonds and notes	—	24,278,411	—

Corporate bonds and notes	—	625,871,357	57,785

Foreign government bonds and notes	—	850,000	—

Mortgage-backed securities	—	92,500	—

Senior loans	—	55,251,632	—

Short-term investments	24,917,709	249,923	—

Totals by level	$24,917,709	$706,593,823	$3,168,076

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(163,568)	$1,143,601

Other financial instruments include swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of November 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	November 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	November 30,
Investments in securities:	2008	premiums	(loss)	(depreciation)†	sales	Level 3	2009

Asset-backed securities	$1,569,744	$—	$—	$1,540,547	$—	$—	$3,110,291

Corporate bonds and notes	$356,552	—	(534)	9,238	(8,840)	(298,631)	$57,785

Totals:	$1,926,296	$—	$(534)	$1,549,785	$(8,840)	$(298,631)	$3,168,076

† Includes $1,473,605 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	November 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	November 30,
	2008††	premiums	(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$1,282,159	$—	$—	$(138,558)	$—	$—	$1,143,601

† Includes $(138,558) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $703,854,182)	$709,761,899
Affiliated issuers (identified cost $24,917,709) (Note 6)	24,917,709

Cash	4,057,554

Interest and other receivables	13,603,486

Receivable for shares of the fund sold	1,273,707

Receivable for investments sold	5,710,415

Receivable for receivable purchase agreement (Note 2)	1,143,601

Unrealized appreciation on swap contracts (Note 1)	57,032

Total assets	760,525,403

LIABILITIES

Payable for investments purchased	6,784,802

Payable for purchases of delayed delivery securities
(Notes 1, 7 and 8)	1,625,977

Payable for shares of the fund repurchased	1,829,871

Payable for compensation of Manager (Note 2)	1,090,613

Payable for investor servicing fees (Note 2)	213,815

Payable for custodian fees (Note 2)	7,925

Payable for Trustee compensation and expenses (Note 2)	204,994

Payable for administrative services (Note 2)	4,620

Payable for distribution fees (Note 2)	289,980

Unrealized depreciation on forward currency contracts (Note 1)	154,601

Unrealized depreciation on swap contracts (Note 1)	65,999

Other accrued expenses	136,105

Total liabilities	12,409,302

Net assets	$748,116,101

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,342,420,382

Undistributed net investment income (Note 1)	2,030,571

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(603,226,188)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	6,891,336

Total — Representing net assets applicable to capital
shares outstanding	$748,116,101

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($479,093,894 divided by 86,164,035 shares)	$5.56

Offering price per class A share (100/96.00 of $5.56)*	$5.79

Net asset value and offering price per
class B share ($9,032,541 divided by 1,651,693 shares)**	$5.47

Net asset value and offering price per
class C share ($10,020,366 divided by 1,835,679 shares)**	$5.46

Net asset value and redemption price per
class M share ($178,550,322 divided by 32,082,666 shares)	$5.57

Offering price per class M share (100/96.75 of $5.57)***	$5.76

Net asset value, offering price and redemption price per
class R share ($4,727,974 divided by 849,641 shares)	$5.56

Net asset value, offering price and redemption price per
class Y share ($66,691,004 divided by 11,670,201 shares)	$5.71

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/09

INVESTMENT INCOME

Interest (including interest income of $57,432 from
investments in affiliated issuers) (Note 6)	$56,714,591

Total investment income	56,714,591

EXPENSES

Compensation of Manager (Note 2)	4,162,745

Investor servicing fees (Note 2)	1,162,693

Custodian fees (Note 2)	25,849

Trustee compensation and expenses (Note 2)	51,290

Administrative services (Note 2)	32,595

Distribution fees — Class A (Note 2)	954,232

Distribution fees — Class B (Note 2)	76,811

Distribution fees — Class C (Note 2)	59,714

Distribution fees — Class M (Note 2)	849,834

Distribution fees — Class R (Note 2)	13,996

Other	515,187

Fees waived and reimbursed by Manager (Note 2)	(575,181)

Total expenses	7,329,765

Expense reduction (Note 2)	(6,404)

Net expenses	7,323,361

Net investment income	49,391,230

Net realized loss on investments (Notes 1 and 3)	(59,039,187)

Net realized gain on swap contracts (Note 1)	147,523

Net realized loss on foreign currency transactions (Note 1)	(108,689)

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(706,125)

Net unrealized appreciation of investments and
swap contracts during the year	255,254,870

Net gain on investments	195,548,392

Net increase in net assets resulting from operations	$244,939,622

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	11/30/09	11/30/08

Operations:

Net investment income	$49,391,230	$50,083,426

Net realized loss on investments and
foreign currency transactions	(59,000,353)	(23,912,595)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	254,548,745	(219,923,776)

Net increase (decrease) in net assets
resulting from operations	244,939,622	(193,752,945)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(34,399,234)	(30,111,585)

Class B	(649,232)	(699,500)

Class C	(478,167)	(59,660)

Class M	(15,148,649)	(18,631,132)

Class R	(236,520)	(15,384)

Class Y	(3,922,271)	(3,458,029)

Redemption fees (Note 1)	53,033	36,189

Increase from capital share transactions
(Note 4)	68,953,978	23,515,661

Total increase (decrease) in net assets	259,112,560	(223,176,385)

Net Assets:

Beginning of year	489,003,541	712,179,926

End of year (including undistributed net
investment income of $2,030,571 and
$6,843,120, respectively)	$748,116,101	$489,003,541

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net		Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	Total distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
November 30, 2009	$4.05	.40	1.55	1.95	(.44)	(.44)	—	$5.56	50.64	$479,094	1.13	8.13	58.99
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	4.05	(27.33)	292,694	1.10	7.63	33.57
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	6.05	4.50	373,890	1.08	7.04	47.50
November 30, 2006	5.97	.45 f	.22	.67	(.42)	(.42)	—	6.22	11.71	433,782	1.04 f	7.41 f	45.62
November 30, 2005	6.16	.43	(.21)	.22	(.41)	(.41)	—	5.97	3.67	440,780	1.04	7.07	33.37

Class B
November 30, 2009	$3.99	.35	1.54	1.89	(.41)	(.41)	—	$5.47	49.61	$9,033	1.88	7.41	58.99
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	3.99	(27.84)	6,036	1.85	6.86	33.57
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	5.96	3.58	11,407	1.83	6.29	47.50
November 30, 2006	5.89	.39 f	.23	.62	(.37)	(.37)	—	6.14	10.98	16,530	1.79 f	6.69 f	45.62
November 30, 2005	6.08	.38	(.21)	.17	(.36)	(.36)	—	5.89	2.91	46,602	1.79	6.30	33.37

Class C
November 30, 2009	$3.98	.35	1.54	1.89	(.41)	(.41)	—	$5.46	49.80	$10,020	1.88	7.16	58.99
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	3.98	(27.87)	684	1.85	6.78	33.57
November 30, 2007 †	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	5.95	(1.11) *	776	1.23 *	4.29 *	47.50

Class M
November 30, 2009	$4.05	.39	1.56	1.95	(.43)	(.43)	—	$5.57	50.52	$178,550	1.38	7.97	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.50)	155,249	1.35	7.36	33.57
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	6.05	4.11	275,959	1.33	6.79	47.50
November 30, 2006	5.98	.43 f	.23	.66	(.41)	(.41)	—	6.23	11.47	349,881	1.29 f	7.17 f	45.62
November 30, 2005	6.17	.41	(.20)	.21	(.40)	(.40)	—	5.98	3.46	430,521	1.29	6.82	33.37

Class R
November 30, 2009	$4.05	.38	1.56	1.94	(.43)	(.43)	—	$5.56	50.32	$4,728	1.38	7.63	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.46)	680	1.35	8.31	33.57
November 30, 2007 †	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	6.05	(.57) *	1	.89 *	4.62 *	47.50

Class Y
November 30, 2009	$4.15	.43	1.58	2.01	(.45)	(.45)	—	$5.71	50.98	$66,691.88		8.35	58.99
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	4.15	(27.21)	33,660.85		7.94	33.57
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	6.19	4.78	50,146.83		7.27	47.50
November 30, 2006	6.08	.47 f	.23	.70	(.43)	(.43)	—	6.35	12.05	9,925	.79 f	7.63 f	45.62
November 30, 2005	6.27	.45	(.22)	.23	(.42)	(.42)	—	6.08	3.80	20,411.79		7.31	33.37

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to May 31, 2009, certain fund expenses were waived in connection withthe fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

November 30, 2009	0.09%

November 30, 2008	0.02

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 11/30/09

Note 1:
Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), A Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approvedby the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $8,100,000 on forward currency contracts for the year ended November 30, 2009.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,600,000 on credit default swap contracts for the year ended November 30, 2009.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counter-party. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At November 30, 2009, the fund had net liability position of $208,015 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $140,000.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At November 30, 2009, the fund had a capital loss carryover of $598,917,449 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

59,380,249	November 30, 2017

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of capital loss carryover, defaulted bond interest, and receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2009, the fund reclassified $630,294 to increase undistributed net investment income and $265,420,418 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $264,790,124.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2009 were as follows:

Unrealized appreciation	$41,668,114
Unrealized depreciation	(35,844,790)

Net unrealized appreciation	5,823,324
Undistributed ordinary income	2,790,958
Capital loss carryforward	598,917,449

Cost for federal income tax purposes	$728,856,284

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management for investment management and advisory services monthly, based on the average net assets of the fund, at an annual rate based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (but excluding the net assets of certain open-end funds to avoid “double-counting” of such net assets) (“fund family assets”). Such annual rate will be based on the following: 0.72% of the first $5 billion of average net assets, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion, and 0.485% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended November 30, 2009, the fund’s expenses were reduced by $409,052 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended November 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the year ended November 30, 2009, the fund’s expenses were reduced by $166,129 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $4,975,120 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended November 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC, Putnam Investor Services, Inc. and State Street whereby PFTC’s Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended November 30, 2009, the fund’s expenses were reduced by $6,404 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $536, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,485 and $709 from the sale of class A and class M shares, respectively, and received $8,402 and $657 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $166 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $405,693,231 and $334,509,188, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/09		Year ended 11/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	33,589,868	$163,260,346	27,260,133	$154,948,900

Shares issued in
connection with
reinvestment of
distributions	5,637,628	26,874,648	4,011,079	21,807,632

	39,227,496	190,134,994	31,271,212	176,756,532

Shares
repurchased	(25,370,520)	(121,921,478)	(20,811,101)	(112,787,499)

Net increase	13,856,976	$68,213,516	10,460,111	$63,969,033

	Year ended 11/30/09		Year ended 11/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	951,048	$4,377,724	461,800	$2,543,879

Shares issued in
connection with
reinvestment of
distributions	87,199	405,555	78,751	427,580

	1,038,247	4,783,279	540,551	2,971,459

Shares
repurchased	(899,516)	(4,196,886)	(941,326)	(5,139,601)

Net increase
(decrease)	138,731	$586,393	(400,775)	$(2,168,142)

	Year ended 11/30/09		Year ended 11/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	2,046,447	$9,382,853	312,222	$1,698,873

Shares issued in
connection with
reinvestment of
distributions	83,794	403,775	9,330	50,490

	2,130,241	9,786,628	321,552	1,749,363

Shares
repurchased	(466,270)	(2,185,808)	(280,234)	(1,587,892)

Net increase	1,663,971	$7,600,820	41,318	$161,471

	Year ended 11/30/09		Year ended 11/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	604,607	$2,884,254	1,526,458	$8,511,796

Shares issued in
connection with
reinvestment of
distributions	63,551	299,873	60,255	331,789

	668,158	3,184,127	1,586,713	8,843,585

Shares
repurchased	(6,901,058)	(33,545,886)	(8,871,387)	(48,682,080)

Net decrease	(6,232,900)	$(30,361,759)	(7,284,674)	$(39,838,495)

	Year ended 11/30/09		Year ended 11/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	1,390,872	$6,841,671	195,256	$1,022,712

Shares issued in
connection with
reinvestment of
distributions	47,595	235,463	3,262	15,384

	1,438,467	7,077,134	198,518	1,038,096

Shares
repurchased	(756,540)	(3,805,363)	(31,046)	(158,199)

Net increase	681,927	$3,271,771	167,472	$879,897

	Year ended 11/30/09		Year ended 11/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,299,565	$55,416,381	6,494,344	$37,360,347

Shares issued in
connection with
reinvestment of
distributions	742,923	3,618,197	619,059	3,458,029

	12,042,488	59,034,578	7,113,403	40,818,376

Shares
repurchased	(8,479,700)	(39,391,341)	(7,113,250)	(40,306,479)

Net increase	3,562,788	$19,643,237	153	$511,897

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of November 30, 2009:

Market values of derivative instruments as of November 30, 2009

	Asset derivatives		Liability derivatives

Derivatives
not accounted	Statement of		Statement of
for as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
ASC 815	location	value	location	value

Credit contracts	Receivables	$57,032	Payables	$65,999

Foreign exchange	Receivables	—	Payables	154,601
contracts

Total		$57,032		$220,600

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended November 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted	Forward
for as hedging instruments	currency
under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$147,523	$147,523

Foreign exchange contracts	(146,674)	—	(146,674)

Total	$(146,674)	$147,523	$849

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

Derivatives not accounted	Forward
for as hedging instruments	currency
under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$312,195	$312,195

Foreign exchange contracts	(719,903)	—	(719,903)

Total	$(719,903)	$312,195	$(407,708)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $57,432 for the year ended November 30, 2009. During the year ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $185,643,738 and $160,726,029, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of November 30, 2009, the fund had unfunded loan commitments of $83,308, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Lyondell Chemical Co.	$83,308

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the tax year ended November  30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $48,499,374 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Shareholder meeting results (unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Ravi Akhoury	82,707,810	1,921,983

Jameson A. Baxter	82,735,788	1,894,005

Charles B. Curtis	82,719,387	1,910,406

Robert J. Darretta	82,703,746	1,926,047

Myra R. Drucker	82,702,293	1,927,500

John A. Hill	82,739,429	1,890,364

Paul L. Joskow	82,780,513	1,849,280

Elizabeth T. Kennan	82,682,405	1,947,388

Kenneth R. Leibler	82,724,722	1,905,071

Robert E Patterson	82,777,734	1,852,059

George Putnam, III	82,762,553	1,867,241

Robert L. Reynolds	82,784,017	1,845,776

W. Thomas Stephens	82,717,392	1,912,401

Richard B. Worley	82,719,952	1,909,841

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
63,600,441	1,395,491	1,759,749	17,874,112

All tabulations are rounded to the nearest whole number.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Treasurer, and	Since 2004	Treasurer and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 2004	and Putnam Management
Nancy E. Florek (Born 1957)
Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Advisor	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 1989	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and BSA Compliance Officer
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Judith Cohen
Boston, MA 02109		Vice President, Clerk and Assistant
	Officers	Treasurer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Wanda M. McManus
57-59 St James’s Street		Vice President, Senior Associate Treasurer
London, England SW1A 1LD	Jonathan S. Horwitz	and Assistant Clerk
Executive Vice President, Principal
Investment Sub-Advisor	Executive Officer, Treasurer	Nancy E. Florek
The Putnam Advisory	and Compliance Liaison	Vice President, Assistant Clerk,
Company, LLC		Assistant Treasurer and Proxy Manager
One Post Office Square	Charles E. Porter
Boston, MA 02109	Senior Advisor

Marketing Services	Steven D. Krichmar
Putnam Retail Management	Vice President and Principal
One Post Office Square	Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting
State Street Bank and Trust Company	Officer and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	James P. Pappas
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief
Compliance Officer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN032 259386 1/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2009	$73,911	$--	$4,100	$-
November 30, 2008	$75,475	$--	$4,200	$-

For the fiscal years ended November 30, 2009 and November 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,100 and $ 72,933 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30, 2009	$ -	$ -	$ -	$ -
November 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2010